Rydex Dynamic Funds

Annual Report

December31, 2000

Titan 500 Fund

Tempest 500 Fund

Velocity 100 Fund

Venture 100 Fund

PAGE i

Annual Report
Rydex Dynamic Funds

Dear Shareholder,

     What a difference a year makes! Last December, investors were savoring one of the best years in U.S economic history. The economy was roaring into a record nine-year expansion, growing at an inflation-adjusted annual rate of 8.3%. The major market indices all reached new highs.

     In contrast, the combination of six interest rate hikes and surging oil prices has cooled the economy over the last year. During the second half of 2000, the index of leading economic indicators revealed a greater economic slowdown than the Federal Reserve policy makers had desired. After its unprecedented rise in the first quarter, slowing profit growth and earnings warnings resulted in the S&P 500 Index’s worst performance since 1977. The technology-laden NASDAQ 100 Index had the worst year since its 1988 inception.

     Most of the carnage was in the technology and communication stocks, which comprise approximately 30 percent of the S&P 500 and were largely responsible for the market’s elevation in 1998 and 1999. Missed profit forecasts and lowered sales and earnings estimates from several of the key technology companies stung the sector. The result was lower growth expectations in the Internet, technology and communications sectors. The speculative Internet bubble burst, Microsoft lost its court battle and the new economy stocks took a beating.

     Outside of technology and telecommunications, most stocks escaped unscathed, and some did rather well. The rise in energy prices meant major profits for oil companies and natural gas distributors. The traditionally defensive health care stocks did well, as did the financials. Certain trends continued, such as the market’s extreme volatility but the six year winning streak of growth over value investment styles ended. The S&P BARRA Growth Index posted a 22.1% loss versus the 6.1% gain of S&P BARRA Value Index for the year. The dominance of large-cap stocks also ended with small- and mid-cap stocks outperforming for the year.

     As the stock market languished, Treasury securities had their best year since 1995. The 30-year bond yield plummeted from 6.48% to 5.46% for the reporting period. The growing U.S. budget surplus reached $237 billion for the fiscal year, its third straight record surplus. This caused a substantial reduction in the frequency and size of new government debt issuance and even permitted the Treasury to buy back bonds.

     In December, the Federal Reserve abandoned its anti-inflationary stance and declared a near-term risk of economic weakness, opening the door for monetary easing. Going into the new year, reports indicated further, albeit slower, economic growth.

     The year 2000 may have been a wake-up call for many investors. It demonstrated that so-called new economy technology shares were not immune to the inevitable ups and downs of the old economy. With this in mind, investors may need to reevaluate their asset allocations. But diversified investors can take heart in the fact that between 1980 and 1999, there have been only three down years for the Dow and the S&P 500 and each was followed by a year of double-digit returns. Of course, past performance is no guarantee of future returns.

Sincerely,

Albert P. (Skip) Viragh, Jr.
Chairman of the Board

Titan 500 Fund

Benchmark: 200% of the performance of the Standard&Poor's™ 500 Index

The Titan 500 Fund began trading on May 19, 2000. The fund is designed to be 200% long the market at all times. To achieve its objective, the fund purchases futures contacts and options on the index. The Titan 500 Fund posted a -19.92% total return for the period, compared to -6.16% for the S&P 500™ Composite Stock Price Index. Although the Titan 500 Fund remained 200% exposed to the market on each trading day, the mathematical effects of compounding caused the fund’s return to differ from that of the benchmark.

Cumulative Fund Performance: May, 2000-- December, 2000
Total Return Since Inception to 12-31-00	H Class (5-19-00)	C Class (11-27-00)

Titan 500 Fund	-19.92%	-6.28%
S&P 500™ Composite Stock Price Index	-6.16%	-2.13%

Past performance is not gaurantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graph is based on H Class shares only; performance for C Class shares will vary due to differences in fee structures.

Tempest 500 Fund

Benchmark: 200% inverse of the Standard & Poor’s™ 500 Index

The Tempest 500 Fund began trading on May 19, 2000. The fund is designed to be 200% short the market at all times. To achieve its objective, the fund sold S&P 500 futures contracts and purchased put and call options on futures contracts. The Tempest 500 Fund posted a 13.92% total return for the period, compared to a -6.16% return for the S&P 500™ Composite Stock Price Index. The fund’s return exceeded that of its benchmark due to the compounding of negative returns from its short positions.

Cumulative Fund Performance: May, 2000-- December, 2000
Total Return Since Inception to 12-31-00	H Class (5-19-00)

Tempest 500 Fund	13.92%
S&P 500™ Composite Stock Price Index	-6.16%

Past performance is not gaurantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.

VELOCITY 100 Fund

Benchmark: 200% of the performance of the NASDAQ 100 Index®

The Velocity 100 Fund began trading on May 24, 2000. The fund is designed to be 200% long the market at all times. To achieve its objective, the fund purchases individual stocks that compose the NASDAQ 100 Index®, as well as futures contacts and options on the index, and it entered into equity swap agreements designed to replicate the return of the index.

The NASDAQ 100 Index®, which has a concentration in large capitalization technology stocks, suffered its first down year since 1990. The Velocity 100 Fund posted a -58.12% total return for the period, compared to a -26.37% for the NASDAQ 100 Index®.

Although the Velocity 100 Fund remained 200% exposure to the market on each trading day, the mathematical effects of compounding and the volatility of the NASDAQ market during this period caused the fund’s return to differ from that of the benchmark.

Cumulative Fund Performance: May, 2000-- December, 2000
Total Return Since Inception to 12-31-00	H Class (5-24-00)	C Class (11-20-00)

Velocity 100 Fund	-58.12%	-34.69%
NASDAQ 100 Index®	-26.37%	-16.14%
NASDAQ Composite Index®	-24.46%	-14.08%

Past performance is not gaurantee of future results. The NASDAQ 100 Index® is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graph is based on H Class shares only; performance for C Class shares will vary due to differences in fee structures.

VENTURE 100 Fund

Benchmark: 200% inverse of the NASDAQ 100 Index®

The Venture 100 Fund began trading on May 23, 2000. The fund is designed to be 200% short the market at all times. To achieve its objective, the fund sold NASDAQ 100 Index® futures contracts, purchased put and call options on NASDAQ 100 Index® futures contracts, and entered into equity swap agreements designed to replicate the return of the benchmark. The Venture 100 Fund posted a 3.92% total return for the period, compared to a -22.55% total return from the NASDAQ 100 Index®. The fund’s return exceeded that of its benchmark due to the compounding of negative returns from its short positions.

Cumulative Fund Performance: May, 2000-- December, 2000
Total Return Since Inception to 12-31-00	H Class (5-23-00)

Venture 100 Fund	3.92%
NASDAQ 100 Index®	-22.55%
NASDAQ Composite Index®	-21.93%

Past performance is not gaurantee of future results. The NASDAQ 100 Index® is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Titan 500 Fund
Schedule Of Investments                        December 31, 2000

                                                                         Market Value
                                                        Face Amount          (Note 1)

Federal Agency Discount Notes 8.1%
   Fannie Mae 6.40% 01/16/01**..........................$  3,000,000      $2,992,412
   Federal Home Loan Banks 6.42% 01/10/01**................3,000,000       2,995,206
   Federal Home Loan Banks 6.42% 01/19/01**................2,000,000       1,993,886
                                                                          ----------
     Total Federal Agency Discount Notes (Cost $7,981,504)                 7,981,504
                                                                          ----------
Options Purchased 8.2%                                     Contracts
                                                         -----------
   Call Options on:
        March 2001 S&P 500 Futures Contracts,
           Expiring March 2001, with
              strike price of 1050........................       113       8,079,500

   Put Options on:
        January 2001 S&P 500 Futures Contracts,
           Expiring January 2001, with
              strike price of 900.........................       351            -
           Expiring January 2001, with
              strike price of 950.........................        50            -
                                                                          ----------
     Total Options Purchased (Cost $9,069,334)..........                   8,079,500
                                                                          ----------

Repurchase Agreements 83.7%                              Face Amount
                                                         -----------
   Repurchase Agreements Collateralized by
      U.S. Treasury Obligations (Note 4):
        5.96% due 01/02/01..............................$ 20,809,486      20,809,486
        5.90% due 01/02/01..............................  20,291,092      20,291,092
        5.75% due 01/02/01..............................  20,809,486      20,809,486
        5.50% due 01/02/01..............................  20,809,486      20,809,486
                                                                          ----------
     Total Repurchase Agreements (Cost $82,719,550).....                  82,719,550
                                                                          ----------
     Total Investments 100% (Cost $99,770,388)..........                 $98,780,554
                                                                          ----------

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                                                                          Unrealized
Futures Contracts Purchased                                Contracts     Loss (Note 1)
                                                         ---------------------------
   -S&P 500 Futures Contracts, Expiring March 2001...        282     $(3,742,329
                                                                          ----------
   (Total Underlying Face Amount
        at Market Value $94,011,750)                                     $(3,742,329
                                                                          ==========

**A portion of this holding is pledged as collateral for
  stock index futures contracts.
See Notes to Financial Statements.

Tempest 500 Fund
Schedule Of Investments                                            December 31, 2000

                                                                        Market Value
                                                           Contracts       Note 1)
------------------------------------------------------------------------------------
Options Purchased 32.5%
   Call Options on:
        January 2001 S&P 500 Futures Contracts,
          Expiring January 2001, with
                strike price of 1650......................        35             438

   Put Options on:
        March 2001 S&P 500 Futures Contracts,
          Expiring March 2001, with strike price of 1700         115      10,531,125
                                                                          ----------
     Total Options Purchased (Cost $10,176,775).........                  10,531,563
                                                                          ----------

Repurchase Agreements 67.5%                               Face Amount
                                                         -----------
   Repurchase Agreements Collateralized
        by U.S. Treasury Obligations (Note 4):
                5.96% due 01/02/01......................$  5,502,145       5,502,145

                5.90% due 01/02/01......................   5,365,077       5,365,077

                5.75% due 01/02/01......................   5,502,145       5,502,145

                5.50% due 01/02/01......................   5,502,145       5,502,145
                                                                          ----------
     Total Repurchase Agreements (Cost $21,871,512).....                  21,871,512
                                                                          ----------
     Total Investments 100% (Cost $32,048,287)..........                 $32,403,075
                                                                          ==========
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

                                                                         Unrealized
Futures Contracts Sold Short                               Contracts    Gain (Note 1)
   S&P 500 Futures Contracts, Expiring March 2001....         91            $156,954
   S&P 500 E-Mini Futures Contracts, Expiring March 2001      17              38,786
                                                                          ----------
   (Total Underlying Face Amount
        at Market Value $31,471,025)                                        $195,740
                                                                          ==========

Velocity 100 Fund
Schedule Of Investments                        December 31, 2000

                                                                        Market Value
                                                              Shares        (Note 1)
------------------------------------------------------------------------------------
Common Stocks 46.4%

Cisco Systems, Inc.*......................................   141,464      $5,410,998
Microsoft Corp.*..........................................   101,115       4,385,863
QUALCOMM, Inc.*...........................................    49,773       4,090,718
Intel Corp. ..............................................   129,880       3,904,518
Oracle Corp.*.............................................   128,604       3,737,554
Sun Microsystems, Inc.*...................................    78,046       2,175,532
JDS Uniphase Corp.*.......................................    51,637       2,152,617
VERITAS Software Corp.*...................................    22,089       1,932,788
Siebel Systems, Inc. .....................................    27,684       1,872,131
Amgen, Inc*. .............................................    26,506       1,694,727
Immunex Corp. ............................................    40,839       1,659,084
CIENA Corp.*..............................................    18,751       1,523,519
Juniper Networks, Inc.*...................................    11,486       1,447,954
Applied Micro Circuits Corp.* ............................    18,948       1,421,988
VoiceStream Wireless Corp.* ..............................    13,449       1,353,306
BEA Systems, Inc.* .......................................    19,438       1,308,420
i2 Technologies, Inc.* ...................................    23,953       1,302,444
Nextel Communications, Inc., Class A* ....................    51,539       1,275,590
Network Appliance, Inc.* .................................    18,261       1,172,128
Check Point Software Technologies, Ltd.* .................     8,443       1,127,668
Xilinx, Inc.* ............................................    24,151       1,113,965
Gemstar-TV Guide International, Inc.* ....................    23,659       1,091,271
Linear Technology Corp. ..................................    23,365       1,080,631
Maxim Integrated Products, Inc.*..........................    21,991       1,051,445
Comverse Technology, Inc.* ...............................     9,425       1,023,791
Comcast Corp., Special Class A ...........................    23,561         983,672
ADC Telecommunications, Inc.*.............................    52,914         959,066
Paychex, Inc. ............................................    19,437         945,124
Dell Computer Corp.* .....................................    53,012         924,397
Applied Materials, Inc.*..................................    23,069         880,947
Palm, Inc.* ..............................................    29,551         836,663
Peoplesoft, Inc.*.........................................    22,186         825,042
Altera Corp.* ............................................    30,728         808,531

* Non-Income Producing Securities
See Notes to Financial Statements

                                                                        Market Value
                                                              Shares        (Note 1)
------------------------------------------------------------------------------------
Common Stocks (continued)

MCI WorldCom, Inc.*.......................................    57,037       $ 802,083
Millenium Pharmaceuticals, Inc.*..........................    12,861         795,774
PMC-Sierra, Inc.*.........................................     9,718         764,078
VeriSign, Inc*............................................    10,208         757,306
Adobe Systems, Inc.*......................................    12,958         753,994
SDL, Inc.*................................................     5,007         741,975
Tellabs, Inc.*............................................    12,859         726,534
Flextronics International, Ltd.*..........................    25,130         716,205
Sanmina Corp.*............................................     8,933         684,491
Ariba, Inc.*..............................................    12,762         684,362
Telefonaktiebolaget LM Ericsson, Sponsored ADR*...........    58,806         657,892
Chiron Corp.*.............................................    14,725         655,263
Broadcom Corp., Class A*..................................     7,657         643,188
Starbucks Corp.*..........................................    14,333         634,235
Biogen, Inc.*.............................................    10,013         601,406
Cintas Corp. .............................................    11,192         595,275
MedImmune, Inc.*..........................................    12,469         594,615
Vitesse Semiconductor Corp.*..............................    10,700         591,844
Concord EFS, Inc.*........................................    13,450         590,959
Intuit, Inc.*.............................................    14,333         565,258
Genzyme Corp.- General Division*..........................     6,014         540,884
IDEC Pharmaceuticals Corp.*...............................     2,846         539,495
Biomet, Inc...............................................    13,254         526,018
Costco Wholesale Corp.*...................................    12,958         517,510
Exodus Communications, Inc.*..............................    25,329         506,580
Bed Bath & Beyond, Inc.*..................................    21,009         470,076
Human Genome Sciences, Inc.*..............................     6,675         462,661
Level 3 Communications, Inc.*.............................    14,038         460,622
Yahoo! Inc.*..............................................    14,825         445,677
Mercury Interactive Corp.*................................     4,712         425,258
Rational Software Corp.*..................................    10,897         424,302
KLA-Tencor Corp.*.........................................    12,469         420,049
Adelphia Communications Corp., Class A*...................     7,853         405,411
Fiserv, Inc.*.............................................     8,541         405,164
QLogic Corp.*.............................................     5,104         393,008

* Non-Income Producing Securities
See Notes to Financial Statements

                                                                        Market Value
                                                              Shares        (Note 1)
------------------------------------------------------------------------------------
Common Stocks (continued)

PanAmSat Corp.*...........................................    11,093       $ 384,788
McLeodUSA, Inc., Class A*.................................    26,802         378,578
USA Networks, Inc.*.......................................    19,242         374,016
Apple Computer, Inc.*.....................................    24,934         370,893
eBay, Inc.*...............................................    10,995         362,835
TMP Worldwide, Inc.*......................................     5,793         318,615
Electronic Arts, Inc.*....................................     7,364         313,891
EchoStar Communications Corp., Class A*...................    13,350         303,713
Metromedia Fiber Network, Inc., Class A*..................    29,158         295,225
XO Communications, Inc.*..................................    16,198         288,527
RF Micro Devices, Inc.*...................................    10,210         280,137
Parametric Technology Corp.*..............................    20,420         274,394
Citrix Systems, Inc.*.....................................    12,174         273,915
Abgenix, Inc.*............................................     4,321         255,209
PACCAR, Inc. .............................................     4,712         232,066
Atmel Corp.*..............................................    19,242         223,688
Conexant Systems, Inc.*...................................    13,940         214,328
Amazon.com, Inc.*.........................................    13,058         203,215
Staples, Inc.*............................................    16,788         198,308
Smurfit-Stone Container Corp.*............................    13,155         196,503
BroadVision, Inc.*........................................    16,100         190,181
Molex, Inc. ..............................................     5,300         188,150
BMC Software, Inc.*.......................................    10,308         144,312
CNET Networks, Inc.*......................................     8,540         136,640
Microchip Technology, Inc. ...............................     5,498         120,612
Novell, Inc.*.............................................    21,696         113,226
CMGI, Inc.*...............................................    19,242         107,635
Inktomi Corp.*............................................     5,693         101,762
3Com Corp.*...............................................     9,817          83,445
Compuware Corp.*..........................................    12,369          77,306
At Home Corp., Series A*..................................    13,843          76,569
RealNetworks, Inc.*.......................................     8,148          70,786
                                                                          ----------
     Total Common Stocks (Cost $92,878,880).............                  85,127,012
                                                                          ----------

* Non-Income Producing Securities
See Notes to Financial Statements

                                                          Face Amount
                                                          ----------
Repurchase Agreements 53.6%
   Repurchase Agreements Collateralized
        by U.S. Treasury Obligations (Note 4):

        5.96% due 01/02/01..............................$  4,964,161   $   4,964,161
        5.90% due 01/02/01..............................   4,840,496       4,840,496
        5.75% due 01/02/01**............................  83,517,099      83,517,099
        5.50% due 01/02/01..............................   4,964,161       4,964,161
                                                                       -------------
     Total Repurchase Agreements (Cost $98,285,917).....                  98,285,917
                                                                       -------------
     Total Investments 100% (Cost $191,164,797).........                $183,412,929
                                                                       =============

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

                                                                          Unrealized
                                                        Contracts       Loss (Note 1)
------------------------------------------------------------------------------------
Futures Contracts Purchased
NASDAQ 100 Futures Contracts, Expiring March 2001
   (Underlying Face Amount at Market Value $35,387,500)...       149     $(3,596,231)
                                                                         ===========

*Non-Income Producing Securities
** A portion of this holding is pledged as collateral for equity index swap contracts.
See Notes to Financial Statements

Venture 100 Fund
Schedule Of Investments                                            December 31, 2000

                                                                        Market Value
                                                           Contracts      (Note 1)
------------------------------------------------------------------------------------
Options Purchased 0.0%
   Call Options on:
        January 2001 NASDAQ 100 Futures Contracts,
         Expiring January 2001, with strike price of 3700.        50             500
                                                                          ----------
     Total Options Purchased (Cost $7,300)..............                         500
                                                                          ----------

Repurchase Agreements 100.0%                             Face Amount
                                                         -----------

   Repurchase Agreements Collateralized
      by U.S. Treasury Obligations (Note 4):

5.96% due 01/02/01......................................$  3,500,045      $3,500,045

5.90% due 01/02/01......................................   3,412,854       3,412,854

5.75% due 01/02/01**....................................  22,451,344      22,451,344

5.50% due 01/02/01......................................   3,500,045       3,500,045
                                                                    ----------------
     Total Repurchase Agreements (Cost $32,864,288).....                  32,864,288
                                                                    ----------------
     Total Investments 100% (Cost $32,871,588)..........                 $32,864,788
                                                                    ================

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

                                                                          Unrealized
Futures Contracts Sold Short                               Contracts    Gain (Note 1)
                                                          --------------------------

   NASDAQ 100 Futures Contracts, Expiring March 2001....          12     $   113,328
                                                                         ===========
     (Underlying Face Amount at Market Value $2,850,000)

** A portion of this holding is pledged as collateral for equity index swap contracts.
See Notes to Financial Statements

Statements of Assets and Liabilities                               December 31, 2000

                                                     Titan 500   Tempest 500   Velocity 100   Venture 100
                                                          Fund          Fund           Fund          Fund
                                                  ------------  ------------  -------------  ------------
Assets
   Repurchase Agreements*.........................$ 82,719,550  $ 21,871,512  $  98,285,917  $ 32,864,288

Investment Securities**...........................  16,061,004  10,531,563       85,127,012           500
                                                  ------------  ------------  -------------  ------------
Securities at Value (Note 1) - See
  Accompanying Schedules..........................  98,780,554    32,403,075    183,412,929    32,864,788
  Cash at Custodian Bank..........................          -             -         110,000            -
  Segregated Cash with Broker.....................          -             -       4,567,500     1,161,150
  Receivable for Shares Purchased.................   1,059,259     5,651,702     11,667,549     6,222,474
  Receivable for Equity Index Swaps Settlement....          -             -              -      2,642,347
  Receivable for Futures Contracts Settlement.....          -        390,780             -        455,400
  Investment Income Receivable....................      53,094        14,038         67,556        21,038
  Other Assets....................................       2,003         6,406             -        107,220
                                                  ------------  ------------  -------------  ------------
     Total Assets.................................  99,894,910    38,466,001    199,825,534    43,474,417
                                                  ------------  ------------  -------------  ------------
Liabilities
   Payable for Securities Purchased...............          -      1,376,340             -             -
   Payable for Equity Index Swaps Settlement......          -             -      42,988,627            -
   Payable for Futures Contracts Settlement.......   2,353,391            -       1,836,274            -
   Payable for Shares Redeemed....................  32,454,597     1,103,236     24,566,014    14,569,895
   Investment Advisory Fee Payable (Note 3).......      65,786        15,338        109,442        23,921
   Transfer Agent Fee Payable (Note 3)............      18,274         4,260         30,401         6,645
   Distribution and Service Fee Payable (Note 3)..      18,135         4,146         30,361         6,478
   Portfolio Accounting Fee Payable (Note 3)......       4,356         1,696          5,489         2,521
   Payable to Advisor.............................          -         13,506            564        44,223
   Other Liabilities..............................      45,316         6,487         49,518        12,918
                                                  ------------  ------------  -------------  ------------
     Total Liabilities............................  34,959,855     2,525,009     69,616,690    14,666,601
                                                  ------------  ------------  -------------  ------------
Net Assets........................................$ 64,935,055  $ 35,940,992  $ 130,208,844  $ 28,807,816
                                                  ============  ============  ==============  ===========

                   H CLASS:
                   Net Assets                     $ 64,745,383  $ 35,940,992  $ 130,126,003  $ 28,807,816
                   Shares Outstanding                3,235,005       634,842     12,427,691       560,017
                   Net Asset Value Per Share      $      20.01  $      56.61  $       10.47  $      51.44

                   C CLASS:
                   Net Assets                     $    189,672       N/A      $      82,841       N/A
                   Shares Outstanding                    9,482                        7,925
                   Net Asset Value Per Share      $      20.00                $       10.45                                .......

*The cost of Repurchase Agreements is $82,719,550, $21,871,512, $98,285,917,and $32,864,288, respectively.
**The cost of Investment Securities is $17,050,838, $10,176,775, $92,878,880, and $7,300, respectively.
See Notes to Financial Statements.

Statements of Operations                                         Period Ended December 31, 2000

                                                     Titan 500   Tempest 500    Velocity 100  Venture 100
                                                         Fund*         Fund*          Fund*         Fund*
                                                    ----------  ------------  --------------  -----------
Investment Income
   Interest.......................................$  1,853,677  $    600,625 $     1,821,934 $  1,218,020
   Dividends                                                -             -           13,061           -
                                                    ----------  ------------  --------------  -----------
 Total Income.....................................   1,853,677       600,625       1,834,995    1,218,020
                                                    ----------  ------------  --------------  -----------

Expenses
Investment Advisory Fees (Note 3).................     282,832       110,048         453,458      160,418
Transfer Agent Fees(Note 3).......................      78,565        30,569         125,961       44,561
Distribution and Service Fees (Note 3)............      78,703        30,569         126,033       44,561
Organizational Expenses (Note 1)..................      83,509        83,509          83,509       83,509
Printing Expense..................................      51,343        21,186          81,124       31,283
Portfolio Accounting Fees (Note 3)                      21,812        11,874          28,796       15,622
Registration Fees.................................      21,666        11,888          36,759       15,642
Custodian Fees....................................         887           801          42,296        2,146
Audit and Outside Services........................       4,421         1,778           6,369        3,135
Miscellaneous.....................................      76,378        21,100         103,832       32,201
                                                    ----------  ------------  --------------  -----------
     Total Expenses...............................     700,116       323,322       1,088,137      433,078
       Less Expenses Waived by Advisor............    (146,852)     (109,653)       (206,235)    (122,072)
                                                    ----------  ------------  --------------  -----------
     Net Expenses.......................               553,264       213,669         881,902      311,006
                                                    ----------  ------------  --------------  -----------
Net Investment Income...................             1,300,413       386,956         953,093      907,014
                                                    ----------  ------------  --------------  -----------

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
        Investment Securities.....................  (2,557,253)    1,470,736     (39,725,719)      (4,390)
Equity Index Swaps................................          -           -        (68,053,837)  10,358,685
   Futures Contracts.............................. (25,575,420)      831,557      (4,227,024)   2,233,937
                                                    ----------  ------------  --------------  -----------
Total Net Realized Gain (Loss).................... (28,132,673)    2,302,293    (112,006,580)  12,588,232
                                                    ----------  ------------  --------------  -----------
Net Change in Unrealized Appreciation (Depreciation) on:
  Investment Securities...........................    (989,834)      354,788      (7,751,868)      (6,800)
  Equity Index Swaps..............................          -             -      (27,988,654)   2,504,806
  Futures Contracts...............................  (3,742,329)      195,740      (3,596,231)     113,328
                                                    ----------  ------------  --------------  -----------
     Net Change in Unrealized Appreciation
         (Depreciation)...........................  (4,732,163)      550,528     (39,336,753)   2,611,334
                                                    ----------  ------------  --------------  -----------
     Net Gain (Loss) on Investments............... (32,864,836)    2,852,821    (151,343,333)  15,199,566
                                                    ----------  ------------  --------------  -----------
Net Increase (Decrease) in
        Net Assets from Operations...............$ (31,564,423)   $3,239,777   $(150,390,240)$ 16,106,580
                                                 =============  ============  ==============  ===========

*Commencement of Operations: May 19, 2000 - Titan 500 Fund H Class and Tempest 500 Fund H Class,
May 24, 2000 - Velocity 100 Fund H Class, and May 23, 2000 - Venture 100 Fund H Class
November 20, 2000 -Velocity 100 Fund C Class, and November 27, 2000 - Titan 500 Fund C Class
See Notes to Financial Statements.

Statements of Changes in Net Assets                                        Period Ended December 31, 2000

                                                     Titan 500   Tempest 500    Velocity 100  Venture 100
                                                    ----------  ------------  --------------  -----------                                                         Fund*         Fund*           Fund*        Fund*
Changes from Operations
   Net Investment Income..........................$  1,300,413  $    386,956  $      953,093  $   907,014
   Net Realized Gain (Loss) on Investments........ (28,132,673)    2,302,293    (112,006,580)  12,588,232
Net Change in Unrealized Appreciation
     (Depreciation) on Investments................  (4,732,163)      550,528     (39,336,753)   2,611,334

     Net Increase (Decrease) in Net Assets
         from Operations.......................... (31,564,423)    3,239,777    (150,390,240)  16,106,580
                                                    ----------  ------------  --------------  -----------
Distributions to Shareholders From: (Note 1)
   Net Investment Income
     H Class......................................     (38,115)     (128,305)             -      (400,000)
     C Class......................................          -             -               -            -
   Net Realized Capital Gains
     H Class......................................          -             -               -            -
     C Class......................................          -             -               -            -
                                                    ----------  ------------  --------------  -----------
     Total Distributions to Shareholders               (38,115)     (128,305)             -      (400,000)
                                                    ----------  ------------  --------------  -----------
Net Increase in Net Assets
  from Share Transactions (Note 7)................  96,537,593    32,829,520     280,599,084   13,101,236

     Net Increase (Decrease) in Net Assets........  64,935,055    35,940,992     130,208,844   28,807,816
                                                    ----------  ------------  --------------  -----------
NET ASSETS-Beginning of Period....................          -             -               -            -
                                                    ----------  ------------  --------------  -----------
NET ASSETS-End of Period.......................... $64,935,055   $35,940,992   $ 130,208,844  $28,807,816
                                                    ==========  ============  ==============  ===========

*Commencement of Operations: May 19, 2000 - Titan 500 Fund H Class and Tempest 500 Fund H Class,
May 24, 2000 - Velocity 100 Fund H Class, and May 23, 2000 - Venture 100 Fund H Class
November 20, 2000 - Velocity 100 Fund C Class, and November 27, 2000 - Titan 500 Fund C Class

See Notes to Financial Statements.

Financial Highlights                                                       Period Ended December 31, 2000
                                                                                H Class
                                                  -------------------------------------------------------
                                                     Titan 500   Tempest 500    Velocity 100  Venture 100
                                                         Fund*         Fund*           Fund*        Fund*
                                                  ------------  ------------  --------------  -----------
Per Share Operating Performance:
Net Asset Value - Beginning of Period.............$      25.00  $      50.00  $        25.00  $     50.00
                                                  ------------  ------------  --------------  -----------
   Net Investment Income+.........................         .60           .95             .23         1.01
   Net Realized and Unrealized
     Gains (Losses) on Securities.................       (5.58)         5.98          (14.76)         .90
                                                  ------------  ------------  --------------  -----------
   Net Increase (Decrease) in Net Asset Value
      Resulting from Operations                          (4.98)         6.93          (14.53)        1.91

Distributions to Shareholders (Note 1)
   From Net Investment Income                            (0.01)        (0.32)             -         (0.47)
   From Realized Gain on Investments                        -             -               -            -
                                                  ------------  ------------  --------------  -----------
Net Increase (Decrease) in Net Asset Value               (4.99)         6.61          (14.53)        1.44
                                                  ------------  ------------  --------------  -----------
Net Asset Value - End of Period...................$      20.01  $      56.61  $        10.47  $     51.44
                                                  ============  ============  ==============  ===========
Total Investment Return...........................      (19.92)%       13.92%         (58.12)%       3.92%

Ratios to Average Net Assets:
    Gross Expenses**                                      2.21%         2.59%           2.16%        2.41%

    Net Expenses**................................        1.75%         1.75%           1.75%        1.75%

    Net Investment Income** ......................        4.08%         2.95%           1.89%        4.87%

Supplementary Data:
    Portfolio Turnover Rate***                              -             -              757%          -
 Net Assets, End of Period (000's omitted)........   $  64,745      $ 35,941       $ 130,126   $   28,808

*Commencement of Operations: May 19, 2000 - Titan 500 Fund and Tempest 500 Fund,
   May 24, 2000 - Velocity 100 Fund, and May 23, 2000 - Venture 100 Fund
**Annualized
***Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.
+Calculated using the average daily shares outstanding for the period.

Financial Highlights                              Period Ended December 31, 2000
(Concluded)

                                                           C Class
                                                  --------------------------
                                                     Titan 500  Velocity 100
                                                         Fund*         Fund*
                                                  ------------  ------------
Per Share Operating Performance:
Net Asset Value - Beginning of Period.............$      21.34  $      16.00
                                                  ------------  ------------
   Net Investment Income+.........................         .06          (.20)
   Net Realized and Unrealized
     Gains (Losses) on Securities.................       (1.40)        (5.35)
                                                  ------------  ------------
   Net Increase (Decrease) in Net Asset Value
      Resulting from Operations ..................       (1.34)        (5.55)

Distributions to Shareholders (Note 1)
   From Net Investment Income ....................          -             -
   From Realized Gain on Investments .............          -             -
                                                  ------------  ------------
Net Increase (Decrease) in Net Asset Value........       (1.34)        (5.55)
                                                  ------------  ------------
Net Asset Value - End of Period...................$      20.00  $      10.45
                                                  ============  ============
Total Investment Return...........................       (6.28)%      (34.69)%

Ratios to Average Net Assets:
   Gross Expenses**...............................        2.50%         2.50%
   Net Expenses**.................................        2.50%         2.50%
   Net Investment Income**........................        3.10%       (14.36)%

Supplementary Data:
   Portfolio Turnover Rate***                               -            757%
   Net Assets, End of Period (000's omitted)......$        190  $         83

*Commencement of Operations: November 27, 2000 - Titan 500 Fund and
  November 20, 2000 - Velocity 100 Fund
**Annualized
***Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.
+Calculated using the average daily shares outstanding for the period.

1. SIGNIFICANT ACCOUNTING POLICIES

     The Rydex Dynamic Funds (the “Trust”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company, and is authorized to issue an unlimited number of shares. The Trust consists of four separate funds and offers two classes of shares, H Class Shares and C Class Shares.

     The following significant accounting policies are in conformity with accounting principles generally accepted in the United States and are consistently followed by the Trust.

     A. The Trust calculates a net asset value per share (“NAV”) twice each business day, first in the morning and again in the afternoon. The morning NAV is calculated at 10:45 a.m., Eastern Time, and the afternoon NAV is calculated at the close of the New York Stock Exchange (currently 4:00 p.m., Eastern Time). The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation.

     B. Securities listed on an exchange are valued at the last quoted sales price as of 10:45 A.M. for the morning NAV and 4:00 P.M. for the afternoon NAV. Securities not traded on an exchange are valued at their last sales price. Listed options held by the Trust are valued at their last bid price. Over-the-counter options held by the Trust are valued using the average bid price obtained from one or more security dealers. The value of futures contracts purchased and sold by the Trust are accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under direction of the Board of Trustees or by the Advisor using methods established or ratified by the Board of Trustees.

     C. Securities transactions are recorded on trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income, if applicable, is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, and subsequently adjusted to reflect actual holdings on the record date. Interest income is accrued on a daily basis.

     D. When the Trust engages in a short sale, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Trust maintains a segregated account of securities as collateral for the short sales. The Trust is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

     E. When the Trust writes (sells) an option, an amount equal to the premium received is entered in the Trust's accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When an option expires, or if the Trust enters into a closing purchase transaction, the Trust realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

     F. The Trust may purchase or sell stock index futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     G. The Trust may enter into equity index swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities, or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities, or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities.

     H. The Trust intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     I. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution fees relating to H Class Shares and service and distribution fees relating to C Class Shares, are charged directly to specific classes.

     J. Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for items such as deferral of wash sales and post-October losses and regulated futures contracts and options. Net investment income and loss, net realized gains and losses, and net assets were not affected by these differences.

     K. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2. FINANCIAL INSTRUMENTS

     As part of its investment strategy, the Trust may utilize a variety of derivative instruments, including options, futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

     The risk associated with purchasing options is limited to the premium originally paid. Options written by a fund involve to varying degrees, risk of loss in excess of the option value reflected in the Statement of Assets and Liabilities. The risk in writing a covered call option is that a fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

     There are several risks in connection with the use of futures contracts. Futures contracts involve, to varying degrees, risk of loss in excess of amounts reflected in the financial statements. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that a fund may not be able to enter into a closing transaction because of an illiquid secondary market.

     In conjunction with the use of options and futures, as well as short sales of securities, the Funds are required to maintain collateral in various forms. The funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash segregated at the custodian bank, or the repurchase agreements allocated to each fund.

     The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. Although a fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy, a fund does bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the agreement counterparty.

     The risks inherent in the use of options, futures contracts, options on futures contracts, and swap agreements include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, index, or futures contract; and 3) the possible absence of a liquid secondary market for any particular instrument at any time.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Under the terms of an investment advisory contract, the Trust pays Rydex Global Advisors, an affiliated entity, investment advisory fees calculated at an annualized rate of nine-tenths of one percent (0.90%) of the average daily net assets of each of the funds. Certain officers and trustees of the Trust are also officers and directors of Rydex Global Advisors.

     Rydex Fund Services, Inc. (the “Servicer”), an affiliated entity, provides transfer agent services to the Trust for fees calculated at an annualized rate of one-quarter of one percent (0.25%) of the average daily net assets of each of the funds. The Servicer also provides accounting services to the Trust calculated at an annualized rate of one-tenth of one percent (0.10%) on the first $30 million of the average daily net assets, one-twentieth of one percent (0.05%) on the next $20 million of the average daily net assets, one-thirty third of one percent (0.03%) on the next $50 million of the average daily net assets, and one-fiftieth of one percent (0.02%) on the average daily net assets over $100 million of each of the funds. Certain officers and trustees of the Trust are also officers and directors of the Servicer.

     The Trust has adopted a Distribution Plan (the “Plan”) applicable to its H Class Shares that allows the Funds to pay distribution fees to Rydex Distributors, Inc. (the “Distributor”), an affiliated entity, and other firms that provide distribution services (“Service Providers”). If a Service Provider provides distribution services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed .25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distributor will, in turn, pay the Service Provider out of its fees.

     The Trust has adopted a Distribution and Shareholder Services Plan (the “C Class Plan”) applicable to its C Class Shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ average daily net assets. The annual .25% service fee compensates your financial advisor for providing on-going serices to you. Rydex Distributors, Inc. (the “Distributor”) retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee reimburses the Distributor for paying your financial advisor an on-going sales commission. The Distributor advances the first year’s service and distribution fees.

     Certain officers and trustees of the Trust are also officers and directors of Rydex Distributors, Inc.

     The Advisor has voluntarily agreed to maintain the actual Total Operating Expenses of the Dynamic Funds at an “expense cap” of 1.75% for H Class Shares and 2.50% for C Class Shares, respectively. This means that the Advisor will reimburse certain expenses of the Funds so that expenses do not exceed 1.75% for H Class Shares or 2.50% for C Class Shares, respectively. Because the Advisor’s agreement to maintain an expense cap is voluntary, the Advisor may discontinue all or part of its reimbursements at any time. In addition, if at any point during the first three years of Fund operations it becomes unnecessary for the Advisor to make reimbursements, the Advisor may retain the difference between the Total Annual Operating Expenses of any Fund and the “expense cap” (before sales charge specifically pertaining to C Class shares is calculated) to recapture any of its prior reimbursements.

4. REPURCHASE AGREEMENTS

     The Trust transfers uninvested cash balances into joint accounts, along with uninvested cash of the Rydex Series Funds, a separate trust, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury obligations. The collateral is in the possession of the Trusts’ custodians and is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity.

     The repurchase agreements that were executed and outstanding on December 31, 2000 are as follows:

Counterparty                            Terms of Agreement   Face Value  Market Value
-------------------------------------------------------------------------------------
Salomon Smith Barney, Inc...............5.50% due 1/2/01   $130,000,000  $130,000,000
Lehman Brothers, Inc....................5.75% due 1/2/01    227,504,239   227,504,239
Fuji Securities.........................5.90% due 1/2/01    126,761,515   126,761,515
PaineWebber, Inc........................5.96% due 1/2/01    130,000,000   130,000,000
                                                                        -------------
                                                                         $614,265,754
                                                                        =============

      As of December 31, 2000, the collateral for the repurchase agreements in the joint account was as follows:

Security Type                               Range of Rates    Par Value  Market Value
-------------------------------------------------------------------------------------
U.S. Treasury Notes.....................   3.375% - 7.000% $231,509,000  $245,142,078
U.S. Treasury Bonds.....................  7.125% - 14.250%  295,877,000   381,536,879
                                                                       --------------
                                                                         $626,678,957
                                                                       ==============
5. SECURITIES TRANSACTIONS

     During the period ended December 31, 2000, purchases and sales of investment securities, excluding short-term and temporary cash investments, were:

                                    Velocity 100 Fund
      -----------------------------------------------
      Purchases..........................$477,408,397
      Sales..............................$344,820,643

6. NET UNREALIZED APPRECIATION (DEPRECIATION) OF SECURITIES

     At December 31, 2000, unrealized appreciation (depreciation) and cost of investment securities for Federal income tax purposes were:

                                                 Titan 500   Tempest 500   Velocity 100   Venture 100
                                                      Fund          Fund           Fund          Fund
-----------------------------------------------------------------------------------------------------
Gross Unrealized Appreciation.................$         -   $    355,435  $   3,095,270  $         -
Gross Unrealized (Depreciation)...............    (989,834)         (647)   (10,847,138)       (6,800)
                                              -------------------------------------------------------
Net Unrealized Appreciation (Depreciation)....$   (989,834) $    354,788  $  (7,751,868) $     (6,800)
                                              =======================================================
Cost of Investments for Federal
   Income Tax Purposes..................      $ 99,770,388  $ 32,048,287  $ 191,164,797  $ 32,871,588
                                              =======================================================
7. SHARE TRANSACTIONS

     The Trust is authorized to distribute an unlimited number of shares.

     Transactions in shares for the period ended December 31, 2000 were:

H Class                                          Titan 500   Tempest 500   Velocity 100   Venture 100
                                                     Fund*         Fund*          Fund*         Fund*
-----------------------------------------------------------------------------------------------------
Shares Purchased..............................  88,059,673    26,545,748    106,310,332    31,925,211
Purchased through
   Dividend Reinvestment......................       1,715         2,406             -          8,253
                                              -------------------------------------------------------
Total Purchased...............................  88,061,388    26,548,154    106,310,332    31,933,464
Shares Redeemed................................(84,826,383)  (25,913,312)   (93,882,641)  (31,373,447)
                                              -------------------------------------------------------
Net Shares
   Purchased..................................   3,235,005       634,842     12,427,691       560,017
                                              =======================================================

C Class                                          Titan 500  Velocity 100
                                                     Fund*         Fund*
Shares Purchased..............................       9,483        89,377
Purchased through
   Dividend Reinvestment......................          -             -
                                              --------------------------
Total Purchased...............................       9,483        89,377
Shares Redeemed...............................          (1)      (81,452)
                                              --------------------------
Net Shares
   Purchased..................................       9,482         7,925
                                              ==========================

     Transactions in dollars for the period ended December 31, 2000 were:

H Class                                          Titan 500   Tempest 500   Velocity 100   Venture 100
                                                     Fund*         Fund*          Fund*         Fund*
-----------------------------------------------------------------------------------------------------
Shares Purchased........................ $2,086,969,165  $1,293,010,760  $2,363,066,388  $1,014,670,121
Purchased through
   Dividend Reinvestment.................        37,728         127,038              -          386,586
                                        ---------------------------------------------------------------
Total Purchased.........................  2,087,006,893   1,293,137,798   2,363,066,388   1,015,056,707
Shares Redeemed......................... (1,990,677,432) (1,260,308,278) (2,082,562,302) (1,001,955,471)
                                        ---------------------------------------------------------------
Net Increase............................$    96,329,461  $   32,829,520  $  280,504,086  $   13,101,236
                                        ===============================================================

C Class                                       Titan 500    Velocity 100
                                                  Fund*           Fund*
-----------------------------------------------------------------------
Shares Purchased........................$       208,147  $      926,357
Purchased through
   Dividend Reinvestment................             -               -
                                        -------------------------------
Total Purchased.........................        208,147         926,357
Shares Redeemed.........................            (15)       (831,359)
                                        -------------------------------
Net Increase............................$       208,132     $    94,998
                                        ===============================

*Commencement of Operations: May 19, 2000 - Titan 500 Fund H Class and Tempest 500 Fund H Class, May 24,
2000 - Velocity 100 Fund H Class, May 23, 2000 - Venture 100 Fund H Class
November 20, 2000 - Velocity 100 Fund C Class, and November 27, 2000 - Titan 500 Fund C Class

8. NET ASSETS

     At December 31, 2000, net assets consisted of:

                                                      Titan 500  Tempest 500  Velocity 100  Venture 100
                                                           Fund         Fund          Fund         Fund
-------------------------------------------------------------------------------------------------------
Paid-In-Capital.....................................$97,748,992  $35,831,004  $213,498,340  $26,071,335
Undistributed Net Investment Income.................     50,899      109,988            -       231,675
Accumulated Net Realized
   Loss on Investments..............................(28,132,673)    (550,528)  (43,952,743)    (106,528)

Net Unrealized Appreciation (Depreciation)
   on Investments, Options and Futures Contracts.... (4,732,163)     550,528   (39,336,753)   2,611,334
                                                    ---------------------------------------------------
Net Assets..........................................$64,935,055  $35,940,992 $ 130,208,844 $ 28,807,816
                                                    ===================================================

9. EQUITY INDEX SWAP AGREEMENTS

The Trust has entered into the following equity index swap agreements as of
December 31, 2000:

                                     Notional                      Maturity
Fund                               Market Value      Return          Date
---------------------------------------------------------------------------
Velocity 100 Fund                  $140,502,905    Price Return*    2/27/01
Velocity 100 Fund                  $    684,307    Price Return*    1/23/01
Venture 100 Fund                   $ 54,029,664    Price Return*    2/23/01
Venture 100 Fund                   $    684,307    Price Return*    1/23/01

* -NASDAQ 100 Index +/- financing at a variable rate.

10. LOSS CARRYFORWARD - FEDERAL INCOME TAX

     At December 31, 2000, for Federal income tax purposes, the following funds have capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                   Titan 500       Velocity 100
Expires December 31                     Fund               Fund
---------------------------------------------------------------
   2008...........................$9,115,430        $15,430,225
11. SUBSEQUENT EVENT

     Effective after the close of business on December 29, 2000, each of the funds in the Trust was reorganized into a “master-feeder arrangement.” In this arrangement, each Feeder Fund pursues its investment objective by investing substantially all of its assets in its respective Master Portfolio, a separate series of the Trust. Each Master Portfolio has an investment objective identical to that prior to the reorganization.

Report of Independent Accountants

To the Board of Trustees and Shareholders of Rydex Dynamic Funds:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Titan 500 Fund, Tempest 500 Fund, Velocity 100 Fund and the Venture 100 Fund (constituting The Rydex Dynamic Funds, hereafter referred to as the “Funds”) at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods then ended through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, PA
February 21, 2001

Titan 500 Fund
Tempest 500 Fund
Velocity 100 Fund
Venture 100 Fund

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not intended for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, Inc. Rydex Funds 9601 Blackwell Road, Suite 500 Rockville, MD 20850

1.800.820.0888

www.rydexfunds.com

DYN-2-2/01